Scudder Pennsylvania
Tax Free Fund

Supplement to Prospectus
Dated August 1, 1998

The Board of Trustees of Scudder State Tax Free Trust has approved an agreement and plan of reorganization that calls for Scudder Managed Municipal Bonds to acquire the assets and liabilities of Scudder Pennsylvania Tax Free Fund (the "Fund") on September 17, 1999 or as soon as possible thereafter. Shares of Scudder Managed Municipal Bonds will then be distributed to shareholders of the Fund, and the Fund will be abolished. A Special Meeting of shareholders to vote on this plan and other matters is scheduled for September 2, 1999.

May 12, 1999